UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FibroGen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fibrogen See the reverse side of this notice to obtain  proxy materials and voting instructions. D11488-P38136 *** Exercise Your  Right  to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2020. FIBROGEN, INC. 409 ILLINOIS STREET SAN FRANCISCO, CA 94158  You are receiving this communication because you hold shares in  FibroGen, Inc. This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete  proxy materials that are available to you online. You may view  the proxy materials online at  www.proxyvote.com  or request a paper copy (see reverse side). We encourage you to access and review all of the important  information contained in the proxy materials before voting. If you receive more than one set of proxy materials, you should vote  separately for each set pursuant to the applicable voting instructions  to ensure that all of the shares you hold are voted. Meeting Information Meeting Type:      Annual Meeting For holders as of:     April 9, 2020 Date:  June 4, 2020     Time:  8:00 AM Pacific Time Location:  Meeting live via the Internet- please visit www.virtualshareholdermeeting.com/FGEN2020. The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/FGEN2020 and be sure to  have the information that is printed in the box marked by the  arrow  XXXX XXXX XXXX XXXX  (located on the following page)

Before You Vote How to Access the Proxy Materials  D11489-P38136 Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.   Please make the request as instructed above on or before May 21, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the  following page) available and visit:  www.proxyvote.com . How to Request and Receive a PAPER or EMAIL Copy : If you want to receive a paper or email copy of these documents, you must request one.  There is NO charge for  requesting a copy.  Please choose one of the following methods to make your request : 1) ONLINE :  www.proxyvote.com 2) BY TELEPHONE : How To Vote Please Choose One of the Following Voting Methods  1-800-579-1639 3) BY EMAIL* : sendmaterial@proxyvote.com *  If requesting materials by email, please send a blank email with  the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX  (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K Proxy Materials Available to VIEW or RECEIVE: Vote Online: Before The Meeting: Go to  www.proxyvote.com.  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to  www.virtualshareholdermeeting.com/FGEN2020.   Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions. Vote  by Telephone:  To vote by telephone, follow the instructions set forth in FibroGen's Proxy Statement. Have the information that is  printed in the box marked by the arrow  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions. Vote By Mail:   You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items 1a. Enrique Conterno 1b. Thomas F. Kearns, Jr. 1c. Kalevi Kurkijärvi, Ph.D. 1d. Gerald Lema 1. Election of Class III Directors to hold office until  the 2023 Annual Meeting of Stockholders Nominees: The Board of Directors recommends you vote FOR  the following proposals: 3. To ratify the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the independent registered  public accounting firm of FibroGen for the year ending December 31, 2020. 2. To approve, on an advisory basis, the compensation of FibroGen’s named executive officers, as disclosed in the proxy statement. 4. To conduct any other business properly brought before the meeting. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted FOR items 1, 2, and 3.  If any other matters properly come before the meeting, or if  cumulative voting is required, the persons named in this proxy will vote in their discretion

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